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                          LEHMAN BROTHERS INCOME FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION

                              Investor Class Shares



                               DATED July 29, 2007
                            AS AMENDED March 27, 2008


                     Neuberger Berman GOVERNMENT MONEY Fund


              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

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          Neuberger Berman GOVERNMENT MONEY Fund (the "Fund") offers shares pursuant to a Prospectus dated July 29, 2007 ("Prospectus").


          Neuberger Berman GOVERNMENT MONEY Fund invests all of its net investable assets in GOVERNMENT Master Series, a series of Institutional Liquidity Trust.

          The Prospectus provides more information about the Fund that you should know before investing. You should read the Prospectus carefully before investing.

          The Fund's and Government Master Series' financial statements, notes thereto and the reports of their independent registered public accounting firm are incorporated by reference from the Fund's annual report to shareholders into (and are therefore legally part of) this SAI.

          You can get a free copy of the Prospectus or annual report from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

          This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

          No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.


         "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2008 Neuberger Berman Management Inc. All rights reserved.


(C)2008 Lehman Brothers Asset Management LLC. All rights reserved.

(C)2008 Lehman Brothers.  All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT INFORMATION.........................................................1
         Investment Policies and Limitations...................................1
         Cash Management and Temporary Defensive Positions.....................4
         Additional Investment Information.....................................4

CERTAIN RISK CONSIDERATIONS...................................................15

PERFORMANCE INFORMATION.......................................................15
         Yield Calculations...................................................15
         Tax Equivalent Yield.................................................16

TRUSTEES AND OFFICERS.........................................................16
         Information about the Board of Trustees..............................17
         Information about the Officers of the Trust..........................24

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................34
         Investment Manager and Administrator.................................34
         Management and Administration Fees...................................36
         Expense Limitations..................................................36
         Sub-Adviser..........................................................37
         Investment Companies Managed.........................................38
         Codes of Ethics......................................................38
         Management and Control of NB Management and Lehman
           Brothers Asset Management..........................................39

DISTRIBUTION ARRANGEMENTS.....................................................39

ADDITIONAL PURCHASE INFORMATION...............................................41
         Share Prices and Net Asset Value.....................................41
         Automatic Investing..................................................42
         Financial Intermediaries.............................................42

VALUATION OF PORTFOLIO SECURITIES.............................................42

ADDITIONAL EXCHANGE INFORMATION...............................................42

ADDITIONAL REDEMPTION INFORMATION.............................................48
         Suspension of Redemptions............................................48
         Redemptions in Kind..................................................49

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................49

ADDITIONAL TAX INFORMATION....................................................50
         Taxation of the Fund.................................................50
         Taxation of the Master Series........................................51
         Taxation of the Fund's Shareholders..................................52

PORTFOLIO TRANSACTIONS........................................................53
         Expense Offset Arrangement...........................................55
         Proxy Voting.........................................................55

PORTFOLIO HOLDINGS DISCLOSURE.................................................56

REPORTS TO SHAREHOLDERS.......................................................58

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................59
         Master Series........................................................59


CUSTODIAN AND TRANSFER AGENT..................................................61

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................61

LEGAL COUNSEL.................................................................61

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................61

REGISTRATION STATEMENT........................................................62

FINANCIAL STATEMENTS..........................................................62

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...................A-1

                             INVESTMENT INFORMATION


          The Fund is a separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds) ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.


          The Fund seeks its investment objective by investing all of its net investable assets in GOVERNMENT Master Series ("Master Series"), a series of Institutional Liquidity Trust ("Master Trust") that has an investment objective identical to, and a name similar to, that of the Fund. The Master Series, in turn, invests in securities in accordance with an investment objective, policies and limitations identical to those of the Fund. The Master Series is advised by NB Management and sub-advised by Lehman Brothers Asset Management LLC ("Lehman Brothers Asset Management").


          The following information supplements the discussion in the Prospectus of the investment objective, policies and limitations of the Fund and the Master Series. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund and the Master Series are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or the trustees of the Master Trust ("Master Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund or the Master Series may not be changed without the approval of the lesser of:


         (1) 67% of the total units of beneficial interest ("shares") of the Fund or Master Series represented at a meeting at which more than 50% of the outstanding Fund or Master Series shares are represented, or

         (2) a majority of the outstanding shares of the Fund or Master Series.

          These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote." Whenever the Fund is called upon to vote on a change in a fundamental investment policy or limitation of the Master Series, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.



Investment Policies and Limitations
-----------------------------------

          The Fund has the following fundamental investment policy:


          Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.


          The Fund's policy on "Investments in Any One Issuer" does not limit the Fund's ability to invest up to 100% of its total assets in a master series with the same investment objectives, policies and limitations as the Fund.

          All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of the Fund are identical to those of the Master Series. Therefore, although the following discusses the investment policies and limitations of the Master Series, it applies equally to the Fund.

         For purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral and certificates of deposit ("CDs") are interpreted to include similar types of time deposits.


          Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Master Series. If events subsequent to a transaction result in the Master Series exceeding the percentage limitation on borrowing or illiquid securities, Lehman Brothers Asset Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.


          The fundamental investment policies and limitations of the Master Series are as follows:

          1. BORROWING. The Master Series may not borrow money, except that the Master Series may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). In addition to the foregoing, the Master Series may borrow from any person for temporary purposes in an amount not exceeding 5% of the Master Series' total assets at the time the loan is made.

          2. COMMODITIES AND REAL ESTATE. The Master Series may not purchase or sell commodities, commodity contracts, foreign exchange, or real estate, including interests in real estate investment trusts and real estate mortgage loans, except securities issued by the Government National Mortgage Association ("GNMA").

          3. LENDING. The Master Series may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, provided, however that in accordance with its investment objective, policies, and limitations, the Master Series can (i) purchase debt securities and (ii) engage in repurchase agreements.

          4. INDUSTRY CONCENTRATION. The Master Series may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities") or (ii) investments in CDs or banker's acceptances issued by domestic branches of U.S. banks.

         5. DIVERSIFICATION. The Master Series may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Master Series' total assets would be invested in the securities of that issuer or (ii) the Master Series would hold more than 10% of the outstanding voting securities of that issuer. (Although not a fundamental limitation, the Master Series is subject to the diversification requirements under Rule 2a-7 under the 1940 Act ("Rule 2a-7").)

          6. SENIOR  SECURITIES.   The  Master  Series  may  not  issue   senior
securities, except as permitted under the 1940 Act.

          7. UNDERWRITING. The Master Series may not underwrite securities of other issuers, except to the extent that the Master Series, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

          8. SHORT SALES AND PUTS, CALLS, STRADDLES, OR SPREADS. The Master Series may not effect short sales of securities or write or purchase any puts, calls, straddles, spreads, or any combination thereof.

          The non-fundamental investment policies and limitations of The Master Series are as follows:

          1. BORROWING AND SECURITIES LENDING. The Master Series will not invest more than 33-1/3% of total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limit. As an operating policy, the Master Series does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

          2. ILLIQUID SECURITIES. The Master Series may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Master Series has valued the securities, such as repurchase agreements maturing in more than seven days.

          3. INVESTMENTS IN ANY ONE ISSUER. The Master Series may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7) if, as a result, more than 5% of the Master Series' total assets would be invested in the securities of that issuer.

          4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Master Series may not make any loans other than securities loans.

          5. MARGIN TRANSACTIONS. The Master Series may not purchase securities on margin from brokers or other lenders, except that the Master Series may obtain such short-term credits as are necessary for the clearance of securities transactions.

SENIOR SECURITIES: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions
-------------------------------------------------


         For temporary defensive purposes, the Master Series may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state and local income taxes, and may adopt shorter than normal weighted average maturities or durations.

         In reliance on an SEC exemptive rule, the Master Series may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Master Series from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of the NASD, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Master Series' investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.


Borrowing
---------

         If at any time borrowings exceed 33 1/3% of the value of the Master Series' total assets, the Master Series will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation.

Additional Investment Information
---------------------------------


          The Master Series may make the following investments, among others, some of which are part of the Master Series' principal investment strategies and some of which are not. The principal risks of the Master Series' principal investment strategies are also discussed in the Fund's Prospectus. The Master Series will not necessarily buy all of the types of securities or use all of the investment techniques that are described.


         U.S. GOVERNMENT AND AGENCY SECURITIES. "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States.

         "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the GNMA, Fannie Mae (also known as the "Federal National Mortgage Association"), Freddie Mac (also known as the "Federal Home Loan Mortgage Corporation"), Sallie Mae (formerly known as the "Student Loan Marketing Association"), Federal Home

Loan Banks ("FHLB") and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.


         U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

         The Master Series may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

         POLICIES AND LIMITATIONS. The Master Series normally invests all of its assets in U.S. Government and Agency Securities and repurchase agreements relating to such securities. Neither the Master Series nor the Fund will change this strategy without providing shareholders at least 60 days' advance notice.

         ILLIQUID SECURITIES. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Master Series. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless Lehman Brothers Asset Management, acting pursuant to guidelines established by the Master Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Master Series to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Master Series may be subject to legal restrictions, which could be costly to it.

         POLICIES AND LIMITATIONS. The Master Series may not purchase any security if, as as result, more than 10% of its net assets would be invested in illiquid securities.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Master Series purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Master Series at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. Lehman Brothers Asset Management monitors the creditworthiness of sellers.

         The Master Series may invest in repurchase agreements backed by non-traditional collateral. Non-traditional collateral may consist of corporate bonds, foreign sovereign debt, equity securities and may be more volatile than traditional types of collateral.

          POLICIES AND LIMITATIONS. Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities; the Master Series may not enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Master Series may enter into a repurchase agreement only if (1) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (2) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Master Series' account by its custodian or a bank acting as the Master Series' agent.

         The Master Series may only invest in repurchase agreements relating to U.S. Government and Agency Securities.

         SECURITIES LOANS. The Master Series may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by Lehman Brothers Asset Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Master Series. The Master Series may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Master Series an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Master Series or the borrower. The Master Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Master Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Lehman Brothers Asset Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Master Series can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Master Series also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Master Series may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

          POLICIES AND LIMITATIONS. In order to realize income, the Master Series may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by Lehman Brothers Asset Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Master Series by depositing collateral in a form determined to be satisfactory by the Master Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. The Master Series does not count the collateral for purposes of any investment policy or limitation that requires the Master Series to invest specific percentages of its assets in accordance with its principal investment program.

          Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limitation. However, as an operating policy, the Master Series does not currently intend to invest more than 20% of its total assets in securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

          RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Master Series may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Master Series qualify under Rule 144A and an institutional market develops for those securities, the Master Series likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Master Series' illiquidity. Lehman Brothers Asset Management, acting under guidelines established by the Master Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

          Where registration is required, the Master Series may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Master Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Master Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Master Trustees believe accurately reflects fair value.

          POLICIES  AND  LIMITATIONS.   To  the  extent  restricted  securities,
including Rule 144A securities, are illiquid, purchases thereof will be subject to the Master Series' 10% limit on investments in illiquid securities.

         REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Master Series sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Master Series' net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Series. Lehman Brothers Asset Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

         The Master Series' investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. The Master Series generally will enter into a reverse repurchase agreement only if Lehman Brothers Asset Management anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where the Master Series receives a large-scale redemption near 5:00 p.m., Eastern time.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Master Series' investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Master Series will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Master Series' obligations under the agreement.

         The Master Series may invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation. However, as an operating policy, the Master Series does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

          VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (E.G., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

          Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (E.G., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Master Series' quality standards. Accordingly, in purchasing these securities, the Master Series relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Master Series can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Master Series to sell the security to the issuer or third party at a specified price. The Master Series may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

          POLICIES AND LIMITATIONS. The Master Series may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7.


          For purposes of determining its dollar-weighted average maturity, the Master Series calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7. In calculating its dollar-weighted average maturity and duration, the Master Series is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, Lehman Brothers Asset Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

          MONEY MARKET FUNDS. The Master Series may invest in the shares of money market funds that are consistent with its investment objectives and policies. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Master Series to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Master Series will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

          POLICIES AND LIMITATIONS. For cash management purposes, the Master Series may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. See "Cash Management and Temporary Defensive Positions."

         Otherwise, the Master Series' investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Series' total assets with respect to any one investment company and (iii) 10% of the Master Series' total assets in all investment companies in the aggregate.

          MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae or Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.


         Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

         Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.


         Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Master Series may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Master Series uses an approach that Lehman Brothers Asset Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Master Series when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.


          Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a PRO RATA basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.


         Governmental, government-related and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers and mortgage poolers issue these forms of insurance and guarantees. Lehman Brothers Asset Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Master Series' investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Master Series may buy mortgage-backed securities without insurance or guarantees, if Lehman Brothers Asset Management determines that the securities meet the Master Series' quality standards. Lehman Brothers Asset Management will, consistent with the Master Series' investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

          POLICIES AND LIMITATIONS. The Master Series may not purchase mortgage-backed securities that, in Lehman Brothers Asset Management's opinion, are illiquid if, as a result, more than 10% of the Master Series' net assets would be invested in illiquid securities. The Master Series may invest in U.S. Government agency mortgage-backed securities only if they are backed by the full faith and credit of the United States.

         WHEN-ISSUED  AND  DELAYED  DELIVERY  TRANSACTIONS.  These  transactions involve a commitment by the Master Series to purchase securities that will be issued at a future date ordinarily within two months, although the Master Series may agree to a longer settlement period. These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.
When-issued purchases are negotiated directly with the other party and such commitments are not traded on exchanges.

         When-issued and delayed delivery transactions enable the Master Series to "lock in" what Lehman Brothers Asset Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Master Series might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued and delayed-delivery transactions are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, the Master Series may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Master Series will enter into transactions with established counterparties and Lehman Brothers Asset Management will monitor the creditworthiness of such counterparties.

         The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Master Series' NAV starting on the date of the agreement to purchase the securities. Because the Master Series has not yet paid for the securities, this produces an effect similar to leverage. The Master Series does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Master Series is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Master Series' interests. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

         When-issued and delayed-delivery transactions may cause the Master Series to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

          POLICIES AND LIMITATIONS. The Master Series will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Master Series may dispose of or renegotiate a commitment after it has been entered into. The Master Series also may sell securities it has committed to purchase before those securities are delivered to the Master Series on the settlement date. The Master Series may realize capital gains or losses in connection with these transactions.

         When the Master Series purchases securities on a when-issued or delayed delivery basis, the Master Series will, until payment is made, deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Master Series' purchase commitments. This procedure is designed to ensure that the Master Series maintains sufficient assets at all times to cover its obligations under when-issued or delayed delivery purchases.


         LEVERAGE. The Master Series may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Master Series' NAV. Although the principal of such borrowings will be fixed, the Master Series' assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Master Series. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Master Series will have to pay, that Master Series' total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Master Series will be less than it would be if leverage were not used. Reverse repurchase agreements, securities lending transactions and when-issued and delayed delivery transactions may create leverage.

         POLICIES AND LIMITATIONS. The Master Series may borrow money from banks for temporary or emergency purposes or enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). However, as an operating policy, the Master Series will not invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate.

         The Master Series may also borrow up to 5% of its total assets for temporary purposes, E.G., for the purpose of settling purchase and sale transactions; these temporary borrowings are not subject to the 33-1/3% limitation.


         ZERO COUPON SECURITIES. The Master Series may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

         Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into account for tax purposes ratably by the Master Series prior to the receipt of any actual payments.

         Because the Fund must distribute to its shareholders substantially all of its share of the Master Series' net investment income (including any non-cash income attributable to OID on zero coupon securities) each year for federal income and excise tax purposes, and the Fund must redeem part of its interest in the Master Series to produce cash to make those distributions, the latter may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to pay the redemption proceeds to the Fund to enable it to satisfy the Fund's distribution requirements. See "Additional Tax Information - Taxation of the Fund."


          The market prices of zero coupon securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

         TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Master Series service providers and the Master Series' operations.

          RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk").

          Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

          CALL RISK. Some debt securities in which the Master Series may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Master Series holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Master Series would have to reinvest the proceeds from the called security at the current, lower rates.

          RATINGS OF FIXED INCOME SECURITIES. The Master Series may purchase securities rated by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. or any other nationally recognized statistical rating organization ("NRSRO") (please see the Master Series' prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon and rating may have different yields. Although the Master Series may rely on the ratings of any NRSRO, the Master Series mainly refer to ratings assigned by S&P, Moody's, which are described in Appendix A, and Fitch Inc.. The Master Series may also invest in unrated securities that are deemed comparable in quality by Lehman Brothers Asset Management to the rated securities in which the Master Series may permissibly invest.

          HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by Lehman Brothers Asset Management to be of comparable quality.

          RATINGS DOWNGRADES. Subsequent to its purchase by the Master Series, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Master Series. In such a case, Lehman Brothers Asset Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7.

           DURATION. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration the Master Series will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influences of interest rates on prepayments and coupon flow.

         The Master Series has a policy of investing in instruments with maturities of 397 days or less. For purposes of complying with this policy, the Master Series will determine the maturity of an instrument in accordance with the requirements of Rule 2a-7. Rule 2a-7 permits the Master Series to shorten the maturity of a particular instrument in circumstances in which the instrument is subject to certain types of demand features or interest-rate-reset provisions. Rule 2a-7 also requires the Master Series to maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Master Series has a stricter standard for maturity and seeks to maintain a dollar-weighted average portfolio maturity of no more than 60 days.

                           CERTAIN RISK CONSIDERATIONS

         Although the Master Series seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Master Series will achieve its investment objective.

         The Fund's investment in the Master Series may be affected by the actions of other large investors in the Master Series, if any. For example, if a large investor in the Master Series (other than the Fund) redeemed its interest in the Master Series, the Master Series' remaining investors (including the Fund) might, as a result, experience higher PRO RATA operating expenses, thereby producing lower returns.

                             PERFORMANCE INFORMATION

          The Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yield Calculations
------------------

          The Fund may advertise its "current yield" and "effective yield" in the financial press and other publications. The Fund's CURRENT YIELD is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

          The EFFECTIVE YIELD of the Fund is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)     ] - 1.

Tax Equivalent Yield
--------------------

         Much of the dividends the Fund pays may represent income it received on direct obligations of the U.S. Government and, as a result, is not subject to income tax in most states and localities. From time to time, the Fund may advertise a "tax equivalent yield" for one or more of those states or localities that reflects the taxable yield that an investor subject to the highest marginal rate of state or local income tax would have had to receive in order to realize the same level of after-tax yield produced by an investment in the Fund. TAX EQUIVALENT YIELD is calculated according to the following formula:

                                                 Y1 + Y2
                         Tax Equivalent Yield = ----
                                                1-MR

where Y1 equals the portion of the Fund's current or effective yield that is not subject to state or local income tax, Y2 equals that portion of the Fund's current or effective yield that is subject to that tax, and MR equals the highest marginal tax rate of the state or locality for which the tax equivalent yield is being calculated.

          The calculation of tax equivalent yield can be illustrated by the following example. If the current yield for a 7-day period was 5%, and during that period 100% of the income was attributable to interest on direct obligations of the U.S. Government and, therefore, was not subject to income taxation in most states and localities, a taxpayer residing in New York and subject to that state's highest marginal 2007 tax rate of 6.85% would have to have received a taxable current yield of 5.37% in order to equal the 5% after-tax yield. Moreover, if that taxpayer also were subject to income taxation by New York City at a marginal 2007 rate of 3.65%, the taxpayer would have to have received a taxable current yield of 5.59% to equal the 5% after-tax yield. The calculation using these marginal rates reflect deductions of state and local taxes for Federal income tax purposes.

          The use of a 5% yield in this example is for illustrative purposes only and is not indicative of the Fund's recent or future performance. Of course, all dividends paid by Neuberger Berman GOVERNMENT MONEY Fund are subject to federal income taxation at applicable rates.

                              TRUSTEES AND OFFICERS

         The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management.

Information about the Board of Trustees
---------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                         FUNDS IN      OTHER DIRECTORSHIPS
                        POSITION AND                                                   FUND COMPLEX         HELD OUTSIDE FUND
NAME, AGE, AND            LENGTH OF                                                     OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)    PRINCIPAL OCCUPATION(S) (3)                FUND TRUSTEE (4)       TRUSTEE
---------------        ---------------    ---------------------------                ----------------       -------
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
John Cannon (78)       Trustee since     Consultant; formerly, Chairman, CDC              61           Independent Trustee or
                           1994          Investment Advisers (registered investment                    Director of three series of
                                         adviser), 1993 to January 1999; formerly,                     Oppenheimer Funds:
                                         President and Chief Executive Officer, AMA                    Oppenheimer Limited Term
                                         Investment Advisors, an affiliate of the                      New York Municipal Fund,
                                         American Medical Association.                                 Rochester Fund Municipals,
                                                                                                       and Oppenheimer Convertible
                                                                                                       Securities Fund since 1992.

-----------------------------------------------------------------------------------------------------------------------------------
Faith Colish (72)      Trustee since     Counsel, Carter Ledyard & Milburn LLP (law       61           Formerly, Director (1997 to
                           2000          firm) since October 2002; formerly,                           2003) and Advisory Director
                                         Attorney-at-Law and President, Faith Colish,                  (2003 to 2006), ABA
                                         A Professional Corporation, 1980 to 2002.                     Retirement Funds (formerly,
                                                                                                       American Bar Retirement
                                                                                                       Association) (not-for-profit
                                                                                                       membership corporation).

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                                                                 17



------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                         FUNDS IN      OTHER DIRECTORSHIPS
                        POSITION AND                                                   FUND COMPLEX         HELD OUTSIDE FUND
NAME, AGE, AND            LENGTH OF                                                     OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)    PRINCIPAL OCCUPATION(S) (3)                FUND TRUSTEE (4)       TRUSTEE
---------------        ---------------    ---------------------------                ----------------       -------
------------------------------------------------------------------------------------------------------------------------------------

Martha C. Goss (58)    Trustee since     President, Woodhill Enterprises Inc./Chase       61           Director, Ocwen Financial
                           2007          Hollow Associates LLC (personal investment                    Corporation (mortgage
                                         vehicle), since 2006; Chief Operating and                     servicing), since 2005;
                                         Financial Officer, Hopewell Holdings LLC/                     Director, American Water
                                         Amwell Holdings, LLC (a holding company for                   (water utility), since 2003;
                                         a healthcare reinsurance company start-up),                   Director, Channel
                                         since 2003; formerly, Consultant, Resources                   Reinsurance (financial
                                         Connection (temporary staffing), 2002 to                      guaranty reinsurance), since
                                         2006.                                                         2006; Advisory Board Member,
                                                                                                       Attensity (software
                                                                                                       developer), since 2005;
                                                                                                       Director, Allianz Life of
                                                                                                       New York (insurance),
                                                                                                       since 2005; Director,
                                                                                                       Financial Women's
                                                                                                       Association of New York
                                                                                                       (not for profit
                                                                                                       association), since 2003;
                                                                                                       Trustee Emerita, Brown
                                                                                                       University, since 1998.

----------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (70)    Trustee since     President, C.A. Harvey Associates since          61           Formerly, President, Board
                           2000          October 2001; formerly, Director, AARP, 1978                  of Associates to The
                                         to December 2001.                                             National Rehabilitation
                                                                                                       Hospital's Board of
                                                                                                       Directors, 2001 to 2002;
                                                                                                       formerly, Member,
                                                                                                       Individual Investors
                                                                                                       Advisory Committee to the
                                                                                                       New York Stock Exchange
                                                                                                       Board of Directors, 1998
                                                                                                       to June 2002.

----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                         FUNDS IN      OTHER DIRECTORSHIPS
                        POSITION AND                                                   FUND COMPLEX         HELD OUTSIDE FUND
NAME, AGE, AND            LENGTH OF                                                     OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)    PRINCIPAL OCCUPATION(S) (3)                FUND TRUSTEE (4)       TRUSTEE
---------------        ---------------    ---------------------------                ----------------       -------
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh       Trustee since     Marcus Nadler Professor Emeritus of Finance      61           Formerly, Director, The
(80)                       1993          and Economics, New York University Stern                      Caring Community
                                         School of Business; formerly, Executive                       (not-for-profit), 1997 to
                                         Secretary-Treasurer, American Finance                         2006; formerly, Director,
                                         Association, 1961 to 1979.                                    DEL Laboratories, Inc.
                                                                                                       (cosmetics and
                                                                                                       pharmaceuticals), 1978 to
                                                                                                       2004; formerly, Director,
                                                                                                       Apple Bank for Savings,
                                                                                                       1979 to 1990; formerly,
                                                                                                       Director, Western Pacific
                                                                                                       Industries, Inc., 1972 to
                                                                                                       1986 (public company).

------------------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter     Trustee since     Dean, School of Business, University of          61           Trustee, Northwestern Mutual
(47)                       2007          Wisconsin - Madison; formerly, Professor of                   Series Fund, Inc., since
                                         International Economics and Associate Dean,                   February 2007; Director,
                                         Amos Tuck School of Business - Dartmouth                      Wausau Paper, since 2005;
                                         College, 1998 to 2002.                                        Director, Great Wolf Resorts,
                                                                                                       since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf       Trustee since     Retired; formerly, Vice President and            61           Director, Webfinancial
(71)                       2000          General Counsel, WHX Corporation (holding                     Corporation (holding
                                         company), 1993 to 2001.                                       company), since December
                                                                                                       2002; formerly, Director
                                                                                                       WHX Corporation (holding
                                                                                                       company), January 2002 to
                                                                                                       June 2005; formerly,
                                                                                                       Director, State Theatre
                                                                                                       of New Jersey
                                                                                                       (not-for-profit theater),
                                                                                                       2000 to 2005.

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--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                         FUNDS IN      OTHER DIRECTORSHIPS
                        POSITION AND                                                   FUND COMPLEX         HELD OUTSIDE FUND
NAME, AGE, AND            LENGTH OF                                                     OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)    PRINCIPAL OCCUPATION(S) (3)                FUND TRUSTEE (4)       TRUSTEE
---------------        ---------------    ---------------------------                ----------------       -------
------------------------------------------------------------------------------------------------------------------------------------
George W. Morriss      Trustee since     Formerly, Executive Vice President and Chief     61           Manager, Old Mutual 2100
(60)                       2007          Financial Officer, People's Bank (a                           fund complex (consisting of
                                         financial services company), 1991 to 2001.                    six funds) since October
                                                                                                       2006 for four funds and
                                                                                                       since February 2007 for two
                                                                                                       funds.
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien      Trustee since     Formerly, Member, Investment Policy              61           Director, Legg Mason, Inc.
(79)                       2000          Committee, Edward Jones, 1993 to 2001;                        (financial services holding
                                         President, Securities Industry Association                    company), since 1993;
                                         ("SIA") (securities industry's                                formerly, Director, Boston
                                         representative in government relations and                    Financial Group (real estate
                                         regulatory matters at the federal and state                   and tax shelters), 1993 to
                                         levels),  1974 to 1992; Adviser to SIA,                       1999.
                                         November 1992 to November 1993.

------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon       Trustee since     Retired; formerly, Senior Vice President,        61           Formerly, Director, Pro-Kids
(75)                        1993         Foodmaker, Inc. (operator and franchiser of                   Golf and Learning Academy
                                         restaurants) until January 1997.                              (teach golf and computer
                                                                                                       usage to "at risk"
                                                                                                       children), 1998 to 2006;
                                                                                                       formerly, Director,
                                                                                                       Prandium, Inc.
                                                                                                       (restaurants), March 2001
                                                                                                       to  July 2002.

------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan      Trustee since     Founding General Partner, Oxford Partners        61           None.
(76)                       2000          and Oxford Bioscience Partners (venture
                                         capital investing) and President, Oxford
                                         Venture Corporation, since 1981.
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                         FUNDS IN      OTHER DIRECTORSHIPS
                        POSITION AND                                                   FUND COMPLEX         HELD OUTSIDE FUND
NAME, AGE, AND            LENGTH OF                                                     OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)    PRINCIPAL OCCUPATION(S) (3)                FUND TRUSTEE (4)       TRUSTEE
---------------        ---------------    ---------------------------                ----------------       -------
------------------------------------------------------------------------------------------------------------------------------------

Tom D. Seip (58)       Trustee since     General Partner, Seip Investments LP (a          61        Director, H&R Block, Inc.
                        2000; Lead       private investment partnership); formerly,                 (financial services company),
                       Independent       President and CEO, Westaff, Inc. (temporary                since May 2001;  Chairman,
                         Trustee         staffing), May 2001 to January 2002;                       Compensation Committee, H&R
                        beginning        formerly, Senior Executive at the Charles                  Block, Inc., since 2006;
                           2006          Schwab Corporation, 1983 to 1998, including                Director, America One
                                         Chief Executive Officer, Charles Schwab                    Foundation, since 1998;
                                         Investment Management, Inc. and Trustee,                   formerly, Chairman,
                                         Schwab Family of Funds and Schwab                          Governance and Nominating
                                         Investments, 1997 to 1998, and Executive                   Committee, H&R Block, Inc.,
                                         Vice President-Retail Brokerage, Charles                   2004 to 2006; formerly,
                                         Schwab & Co., Inc., 1994 to 1997.                          Director, Forward Management,
                                                                                                    Inc. (asset management company),
                                                                                                    1999 to 2006; formerly,
                                                                                                    Director, E-Bay Zoological
                                                                                                    Society, 1999 to 2003; formerly,
                                                                                                    Director, General Magic (voice
                                                                                                    recognition software), 2001 to
                                                                                                    2002; formerly, Director,
                                                                                                    E-Finance Corporation (credit
                                                                                                    decisioning services), 1999 to
                                                                                                    2003; formerly, Director,
                                                                                                    Save-Daily.com (micro investing
                                                                                                    services), 1999 to 2003.

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--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                         FUNDS IN          OTHER DIRECTORSHIPS
                        POSITION AND                                                   FUND COMPLEX         HELD OUTSIDE FUND
NAME, AGE, AND            LENGTH OF                                                     OVERSEEN BY          COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)    PRINCIPAL OCCUPATION(S) (3)                FUND TRUSTEE (4)           TRUSTEE
---------------        ---------------    ---------------------------                ----------------           -------
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight      Trustee          Private investor and consultant specializing    61           Director, Montpelier Re
(60)                    since 1993        in the insurance industry; formerly,                         (reinsurance company), since
                                          Advisory Director, Securitas Capital LLC (a                  2006; Director, National
                                          global private equity investment firm                        Atlantic Holdings
                                          dedicated to making investments in the                       Corporation (property and
                                          insurance sector), 1998 to December 2003.                    casualty insurance company),
                                                                                                       since 2004; Director, The
                                                                                                       Proformance Insurance Company
                                                                                                       (property and casualty
                                                                                                       insurance company), since
                                                                                                       March 2004; formerly,
                                                                                                       Director, Providence
                                                                                                       Washington Insurance Company
                                                                                                       (property and casualty
                                                                                                       insurance company), December
                                                                                                       1998 to March 2006; formerly,
                                                                                                       Director, Summit Global
                                                                                                       Partners (insurance brokerage
                                                                                                       firm), 2000 to 2005.

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Peter P. Trapp (63)      Trustee since    Retired; formerly, Regional Manager for Mid-    61           None.
                             2000         Southern Region, Ford Motor Credit Company,
                                          September 1997 to 2007; formerly, President,
                                          Ford Life Insurance Company, April 1995 to
                                           August 1997.

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--------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                         FUNDS IN      OTHER DIRECTORSHIPS
                        POSITION AND                                                   FUND COMPLEX         HELD OUTSIDE FUND
NAME, AGE, AND            LENGTH OF                                                     OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)            TIME SERVED (2)    PRINCIPAL OCCUPATION(S) (3)                FUND TRUSTEE (4)       TRUSTEE
---------------        ---------------    ---------------------------                ----------------       -------
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                                             FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin*          President        Executive Vice President and Chief              61           Director, Dale Carnegie and
(67)                    and Trustee       Investment Officer, Neuberger Berman Inc.                    Associates, Inc. (private
                         since 2002       (holding company), since 2002 and 2003,                      company), since 1998;
                                          respectively; Managing Director and Chief                    Director, Solbright, Inc.
                                          Investment Officer, Neuberger Berman, since                  (private company), since
                                          December 2005 and 2003, respectively;                        1998.
                                          formerly, Executive Vice President,
                                          Neuberger Berman, December 2002 to 2005;
                                          Director and Chairman, NB Management, since
                                          December 2002; formerly, Executive Vice
                                          President, Citigroup Investments, Inc.,
                                          September 1995 to February 2002; formerly,
                                          Executive Vice President, Citigroup Inc.,
                                          September 1995 to February 2002.

------------------------------------------------------------------------------------------------------------------------------------

Peter E. Sundman*     Chairman of the     Executive Vice President, Neuberger Berman      61            Director and Vice President,
(48)                 Board and Trustee    Inc. (holding company), since 1999; Head of                   Neuberger & Berman Agency,
                     since 2000; Chief    Neuberger Berman Inc.'s Mutual Funds                          Inc. since 2000; formerly,
                     Executive Officer    Business (since 1999) and Institutional                       Director, Neuberger Berman
                        since 1999;       Business (1999 to October 2005); responsible                  Inc. (holding company),
                    President from 1999   for Managed Accounts Business and                             October 1999 to March 2003;
                          to 2000         intermediary distribution since October                       Trustee, Frost Valley YMCA;
                                          1999; President and Director, NB Management,                  Trustee, College of Wooster.
                                          since 1999; Managing Director, Neuberger
                                          Berman, since 2005; formerly, Executive Vice
                                          President, Neuberger Berman, 1999 to
                                          December 2005; formerly, Principal, Neuberger
                                          Berman, 1997 to 1999; formerly, Senior Vice
                                          President, NB Management, 1996 to 1999.

------------------------------------------------------------------------------------------------------------------------------------

(1)      The business address of each listed person is 605 Third Avenue, New York, New York 10158.



(2)      Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any
         Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)      Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)      For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*        Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and/or
         Lehman Brothers Asset Management.


Information about the Officers of the Trust
-------------------------------------------

                                      Position and Length of
                                      -----------------------
Name, Age, and Address (1)                Time Served (2)               Principal Occupation(s) (3)
--------------------------                ---------------               ---------------------------
Andrew B. Allard (46)               Anti-Money Laundering               Senior Vice President, Neuberger Berman, since 2006; Deputy
                                    Compliance Officer since 2002       General Counsel, Neuberger Berman, since 2004; formerly,
                                                                        Vice President, Neuberger Berman, 2000 to 2005; formerly,
                                                                        Associate General Counsel, Neuberger Berman, 1999 to 2004;
                                                                        Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which NB Management acts as
                                                                        investment manager and administrator (six since 2002,
                                                                        two since 2003, four since 2004, one since 2005 and two
                                                                        since 2006).

Michael J. Bradler (38)           Assistant Treasurer since 2005        Vice President, Neuberger Berman, since 2006; Employee, NB
                                                                        Management, since 1997; Assistant Treasurer, fifteen
                                                                        registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

                                      Position and Length of
                                      -----------------------
Name, Age, and Address (1)                Time Served (2)               Principal Occupation(s) (3)
--------------------------                ---------------               ---------------------------
Claudia A. Brandon (51)                Secretary since 1985             Senior Vice President, Neuberger Berman, since 2007; Vice
                                                                        President-Mutual Fund Board Relations, NB Management, since
                                                                        2000 and Assistant Secretary since 2004; formerly, Vice
                                                                        President, Neuberger Berman, 2002 to 2006 and Employee
                                                                        since 1999; Secretary, fifteen registered investment
                                                                        companies for which NB Management, acts as investment
                                                                        manager and administrator (three since 1985, three since
                                                                        2002, two since 2003, four since 2004, one since 2005 and
                                                                        two since 2006).

Robert Conti (51)                   Vice President since 2000           Managing Director, Neuberger Berman, since 2007; formerly,
                                                                        Senior Vice President, Neuberger Berman, 2003 to 2006;
                                                                        formerly, Vice President, Neuberger Berman, 1999 to 2003;
                                                                        Senior Vice President, NB Management since 2000; Vice
                                                                        President, fifteen registered investment companies for
                                                                        which NB Management acts as investment manager and
                                                                        administrator (three since 2000, three since 2002, two
                                                                        since 2003, four since 2004, one since 2005 and two since
                                                                        2006).

Brian J. Gaffney (54)              Vice President since 2000            Managing Director, Neuberger Berman, since 1999; Senior Vice
                                                                        President, NB Management, since 2000; Vice President,
                                                                        fifteen registered investment companies for which NB
                                                                        Management acts as investment manager and administrator
                                                                        (three since 2000, three since 2002, two since 2003, four
                                                                        since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (57)              Chief Legal Officer since 2005       Senior Vice President, Neuberger Berman, since 2002; Deputy
                                   (only for purposes of sections       General Counsel and Assistant Secretary, Neuberger Berman,
                                   307 and 406 of the Sarbanes-Oxley    since 2001; Senior Vice President, NB Management, since
                                   Act of 2002)                         2006; Secretary and General Counsel, NB Management, since
                                                                        2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen
                                                                        registered investment companies for which NB Management
                                                                        acts as investment manager and administrator (thirteen since
                                                                        2005 and two since 2006).



                                      Position and Length of
                                      -----------------------
Name, Age, and Address (1)                Time Served (2)               Principal Occupation(s) (3)
--------------------------                ---------------               ---------------------------
Sheila R. James (42)             Assistant Secretary since 2002         Vice President, Neuberger Berman, since 2008 and
                                                                        Employee since 1999; formerly, Assistant Vice President,
                                                                        Neuberger Berman, 2007; Assistant Secretary, fifteen
                                                                        registered investment companies for which NB Management
                                                                        acts as investment manager and administrator (six since
                                                                        2002, two since 2003, four since 2004, one since 2005 and
                                                                        two since 2006).

Kevin Lyons (52)                 Assistant Secretary since 2003         Assistant Vice President, Neuberger Berman, since 2008 and
                                                                        Employee since 1999; Assistant Secretary, fifteen registered investment companies for which NB Management acts as
                                                                        investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (38)        Treasurer and Principal Financial          Senior Vice President, Neuberger Berman, since 2007;
                             and Accounting Officer since 2005;         formerly, Vice President, Neuberger Berman, 2004 to 2006;
                             prior thereto, Assistant Treasurer         Employee, NB Management, since 1993; Treasurer and Principal
                                      since 2002                        Financial and Accounting Officer, fifteen registered
                                                                        investment companies for which NB Management acts as
                                                                        investment manager and administrator (thirteen since 2005
                                                                        and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (37)              Assistant Treasurer since 2005           Vice President, Neuberger Berman, since 2006; Employee, NB
                                                                        Management, since 1995; Assistant Treasurer, fifteen
                                                                        registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Frederic B. Soule (61)            Vice President since 2000             Senior Vice President, Neuberger Berman, since 2003;
                                                                        formerly, Vice President, Neuberger Berman, 1999 to 2002;
                                                                        Vice President, fifteen registered investment companies
                                                                        for which NB Management acts as investment manager and
                                                                        administrator (three since 2000, three since 2002, two
                                                                        since 2003, four since 2004, one since 2005 and two since
                                                                        2006).



                                      Position and Length of
                                      -----------------------
Name, Age, and Address (1)                Time Served (2)               Principal Occupation(s) (3)
--------------------------                ---------------               ---------------------------
Chamaine Williams (37)       Chief Compliance Officer since 2005        Senior Vice President, Neuberger Berman, since 2007; Chief
                                                                        Compliance Officer, NB Management, since 2006; Senior
                                                                        Vice President, Lehman Brothers Inc., since 2007;
                                                                        formerly, Vice President, Lehman Brothers Inc., 2003 to
                                                                        2006; Chief Compliance Officer, fifteen registered
                                                                        investment companies for which NB Management acts as
                                                                        investment manager and administrator (fourteen since 2005
                                                                        and one since 2006); formerly, Vice President, UBS Global
                                                                        Asset Management (US) Inc. (formerly, Mitchell Hutchins
                                                                        Asset Management, a wholly-owned subsidiary of PaineWebber
                                                                        Inc.), 1997 to 2003.


--------------------


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
---------------------

         The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.


         AUDIT COMMITTEE. The Audit Committee's purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; and (e) to act as a liaison between the Fund's independent registered public accounting firms and the full

Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2006 and the fiscal period from November 1, 2006 to March 31, 2007, the Committee met seven and two times, respectively.

         ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2006 and the fiscal period from November 1, 2006 to March 31, 2007, the Committee met four and two times, respectively. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman, NB Management and Lehman Brothers Asset Management.

         CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2006 and the fiscal period from November 1, 2006 to March 31, 2007, the Committee met two times and one time, respectively.

         EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended October 31, 2006, the committee did not meet; during the fiscal period from November 1, 2006 to March 31, 2007, the Committee met once.

         GOVERNANCE  AND  NOMINATING  COMMITTEE.  The  Governance and Nominating
Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Lehman Brothers Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended October 31, 2006 and the fiscal period from November 1, 2006 to March 31, 2007, the Committee met two times and one time, respectively.

          PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace
L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2006 the Committee met three times; during the fiscal period from November 1, 2006 to March 31, 2007, the Committee did not meet.

          INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended October 31, 2006, the Committee met once; during the fiscal period from November 1, 2006 to March 31, 2007, the Committee met once.


         The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the

Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.


         Officers and Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit
Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

         Effective January 1, 2008, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted, To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Lead Independent Trustee receives an additional $35,000 per year.


         The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

         The following tables set forth information concerning the compensation of the Fund Trustees for the fiscal year ended October 31, 2006 and the fiscal period ended March 31, 2007. The Trust does not have any retirement plan for the Fund Trustees.


                              TABLE OF COMPENSATION

                         FOR FISCAL YEAR ENDED 10/31/06
                         ------------------------------

                                                                       Total Compensation from
                                     Aggregate Compensation            Investment Companies in the
Name and Position with the Trust         from the Trust                      Fund Complex
---------------------------------        --------------                -----------------------------
INDEPENDENT FUND TRUSTEES
John Cannon                                $24,312                            $108,801
Trustee

Faith Colish                               $22,991                            $102,010
Trustee

Martha C. Goss*                                N/A                                N/A
Trustee

C. Anne Harvey                             $22,991                            $102,010
Trustee

Robert A. Kavesh                           $22,991                            $102,010
Trustee

                                            30


                                                                       Total Compensation from
                                     Aggregate Compensation            Investment Companies in the
Name and Position with the Trust         from the Trust                      Fund Complex
---------------------------------        --------------                -----------------------------
Michael M. Knetter*                            N/A                               $6,077
Trustee

Howard A. Mileaf                           $24,312                             $108,801
Trustee

George W. Morriss*                             N/A                               $6,741
Trustee

Edward I. O'Brien                          $22,991                             $102,010
Trustee

William E. Rulon                           $22,991                             $102,010
Trustee

Cornelius T. Ryan                          $25,177                             $113,676
Trustee

Tom D. Seip                                $27,578                             $123,396
Trustee

Candace L. Straight                        $22,991                             $102,010
Trustee

Peter P. Trapp                             $22,862                             $101,605
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                 $0                                $0
President and Trustee

Peter E. Sundman                               $0                                $0
Chairman of the Board, Chief
Executive Officer and Trustee

*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007.  Ms. Goss became a
Fund Trustee on June 1, 2007.


                              TABLE OF COMPENSATION

                      FOR THE FISCAL PERIOD ENDED 03/31/07*

                                                                       Total Compensation from
                                     Aggregate Compensation            Investment Companies in the
Name and Position with the Trust         from the Trust                       Fund Complex
---------------------------------        --------------                -----------------------------
INDEPENDENT FUND TRUSTEES

John Cannon                                $1,088                            $52,525
Trustee

Faith Colish                               $1,051                            $50,597
Trustee



                                                                       Total Compensation from
                                     Aggregate Compensation            Investment Companies in the
Name and Position with the Trust         from the Trust                        Fund Complex
---------------------------------        --------------                -----------------------------
Martha C. Goss**                           N/A                               N/A
Trustee

C. Anne Harvey                             $885                              $43,363
Trustee

Robert A. Kavesh                           $1,051                            $50,597
Trustee

Michael M. Knetter**                       $284                              $12,379
Trustee

Howard A. Mileaf                           $1,088                            $52,525
Trustee

George W. Morriss**                        $284                              $12,379
Trustee

Edward I. O'Brien                          $1,051                            $50,597
Trustee

William E. Rulon                           $1,139                            $50,597
Trustee

Cornelius T. Ryan                          $1,139                            $54,934
Trustee

Tom D. Seip                                $1,292                            $62,160
Trustee

Candace L. Straight                        $1,051                            $50,597
Trustee

Peter P. Trapp                             $1,088                            $52,525
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                               $0                                $0
President and Trustee

Peter E. Sundman                             $0                                $0

Chairman of the Board, Chief Executive Officer and Trustee

* For the  period  from  November  1,  2006 to March 31,  2007.
**Dr.  Knetter and Mr.  Morriss  became Fund  Trustees on February 28,
2007. Ms. Goss became a Fund Trustee on June 1, 2007.



          On June 30, 2007, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

Ownership of Equity Securities by the Fund Trustees
---------------------------------------------------

         Set forth below is the dollar range of securities owned by the Fund Trustees as of December 31, 2006.*

---------------------------------------------------
                                Government Money
---------------------------------------------------
John Cannon                             A
---------------------------------------------------
Faith Colish                            A
---------------------------------------------------
Martha C. Goss                          A
---------------------------------------------------
C. Anne Harvey                          A
---------------------------------------------------
Robert A. Kavesh                        A
---------------------------------------------------
Michael M. Knetter                      A
---------------------------------------------------
Howard A. Mileaf                        A
---------------------------------------------------
George W. Morriss                       A
---------------------------------------------------
Edward I. O'Brien                       A
---------------------------------------------------
William E. Rulon                        A
---------------------------------------------------
Cornelius T. Ryan                       A
---------------------------------------------------
Tom D. Seip                             A
---------------------------------------------------
Candace L. Straight                     C
---------------------------------------------------
Peter P. Trapp                          A
---------------------------------------------------
Jack L. Rivkin                          A
---------------------------------------------------
Peter E. Sundman                        A
---------------------------------------------------
*Valuation as of December 31, 2006.

A = None  B = $1-$10,000  C = $10,001 - $50,000  D = $50,001-$100,000
E = over $100,000

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2006.*

--------------------------------------------------------------------------------
                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF FUND TRUSTEE            FUND TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                               E
--------------------------------------------------------------------------------
Faith Colish                                              E
--------------------------------------------------------------------------------
Martha C. Goss                                            C
--------------------------------------------------------------------------------
C. Anne Harvey                                            D
--------------------------------------------------------------------------------
Robert A. Kavesh                                          C
--------------------------------------------------------------------------------
Michael M. Knetter                                        A
--------------------------------------------------------------------------------
Howard A. Mileaf                                          E
--------------------------------------------------------------------------------
George W. Morriss                                         C
--------------------------------------------------------------------------------
Edward I. O'Brien                                         E
--------------------------------------------------------------------------------
William E. Rulon                                          E
--------------------------------------------------------------------------------
Cornelius T. Ryan                                         C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF FUND TRUSTEE            FUND TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
Tom D. Seip                                               E
--------------------------------------------------------------------------------
Candace L. Straight                                       E
--------------------------------------------------------------------------------
Peter P. Trapp                                            E
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                            B
--------------------------------------------------------------------------------
Peter E. Sundman                                          E
--------------------------------------------------------------------------------
* Valuation as of December 31, 2006.

A = None  B = $1-$10,000  C = $10,001 - $50,000  D = $50,001-$100,000
E = over $100,000


Independent Fund Trustees Ownership of Securities
-------------------------------------------------

         No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, Lehman Brothers Asset Management or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

            Because all of the Fund's net investable assets are invested in the Master Series, the Fund does not need an investment manager. NB Management serves as the investment manager to the Master Series pursuant to a management agreement with Master Trust, on behalf of the Master Series (a "Management Agreement"). The Management Agreement was approved by the holders of the interests in the Master Series on December 18, 2006.

         The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Master Series in its discretion and will continuously develop an investment program for the Master Series' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of The Master Series through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Master Series, although NB Management has no current plans to pay a material amount of such compensation.

         NB Management has sub-contracted certain of its responsibilities under the Management Agreement to Lehman Brothers Asset Management, which is responsible for the day-to-day  investment  management of the Master Series;  NB
Management is responsible for overseeing the investment activities of Lehman Brothers Asset Management with respect to its management of the Master Series.

         Under the Management Agreement, NB Management provides to the Master Series, without separate cost, office space, equipment and facilities and the personnel necessary to perform executive, administrative and clerical functions. NB Management pays all salaries, expenses and fees of the officers, trustees and employees of Master Trust who are officers, directors, or employees of NB Management. Two persons who are directors and officers and five persons who are officers of NB Management, presently serve as trustees and/or officers of the Trusts. See "Trustees and Officers." The Master Series pays NB Management a management fee based on its average daily net assets, as described in the Prospectus.

         NB Management provides similar facilities, services and personnel to the Fund pursuant to an administration agreement with the Trust dated November 3, 2003 ("Administration Agreement"). For such administrative services, the Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

         Under the Administration Agreement for the Investor Class of Neuberger Berman GOVERNMENT MONEY Fund shares, NB Management provides to the Class and its shareholders certain shareholder, shareholder-related and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

          The Management Agreement continues with respect to the Master Series for a period of two years after the date the Master Series became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to the Master Series, so long as its continuance is approved at least annually (1) by the vote of a majority of the Master Trustees who are not "interested persons" of NB Management or the Trust ("Independent Master Trustees"), cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Master Trustees or by a 1940 Act majority vote of the outstanding interests in the Master Series.

         The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

         The Management Agreement is terminable, without penalty, with respect to the Master Series on 60 days' written notice either by the Master Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees
----------------------------------

         For  investment   management  services,   the  Master  Series  pays  NB
Management a fee at the annual rate of 0.08% of its average daily net assets.

         For administrative services, the Investor Class of the Fund pays NB Management at the annual rate of 0.27% of that Class's average daily net assets plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Board of Trustees, including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.


         The Investor Class of the Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal period ended March 31, 2007 and the fiscal years ended October 31, 2006, 2005 and 2004:

Investor Class   Fiscal Period from  Fiscal Year   Fiscal Year   Fiscal Year
--------------   ------------------  -----------   -----------   -----------
                   November 1, 2006  Ended October Ended October Ended October
                   ----------------  ------------- ------------- -------------
                     to March 31,         31,           31,           31,
                     ------------         ---           ---           ---
                         2007**          2006*         2005*         2004*
                         ------          -----         -----         -----
GOVERNMENT MONEY      $428,362       $1,348,229    $1,750,053      $4,233,687



Expense Limitations
-------------------


          Until February 28, 2007, NB Management had voluntarily agreed to waive its investment management fee for the Investor Class of the Fund in the amount of 0.02% of the Fund's average net assets. For the fiscal period ended March 31, 2007 and for the fiscal years ended October 31, 2006 and October 31, 2005, NB Management voluntarily waived its investment management fee for the Fund in the following amounts:

Investor Class    Fiscal Period from     Fiscal Year Ended    Fiscal Year Ended
--------------    -------------------    -----------------    -----------------
                  November 1, 2006 to       October 31,          October 31,
                  -------------------       -----------         ------------
                        March 31,               2006                2005
                        ---------               ----                ----
                          2007
                          ----

GOVERNMENT MONEY        $19,651               $72,877             $73,845


         Effective February 28, 2007, NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed, in the aggregate, 0.45% per annum of the Fund's Investor Class' average daily net assets. This contractual undertaking lasts until October 31, 2010.

          For the fiscal period ended March 31, 2007, NB Management reimbursed the Investor Class of the Fund the following amounts of expenses pursuant to the Fund's contractual arrangement:

Investor Class                        Fiscal Period from
--------------                        -------------------
                                      November 1, 2006 to
                                      -------------------
                                          March 31,
                                          ---------
                                            2007
                                            ----
Government Money                             $0


         The Fund's Investor Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.45% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.






          For the fiscal period ended March 31, 2007, the Investor Class of the Fund repaid NB Management $0 of expenses that NB Management reimbursed to the Fund.

Sub-Adviser
-----------

         NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the Master Series pursuant to a sub-advisory agreement dated December 15, 2006 (the "Sub-Advisory Agreement").


         Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for the Master Series' day-to-day management to Lehman Brothers Asset Management. The Sub-Advisory Agreement provides in substance that Lehman Brothers Asset Management will make and implement investment decisions for the Master Series in its discretion and will continuously develop an investment program for the Master Series' assets. The Sub-Advisory Agreement permits Lehman Brothers Asset Management to effect securities transactions on behalf of the Master Series through associated persons of Lehman Brothers Asset Management. The Sub-Advisory Agreement also specifically permits Lehman Brothers Asset Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Master Series, although Lehman Brothers Asset Management has no current plans to pay a material amount of such compensation.


         The Sub-Advisory Agreement continues with respect to the Master Series for a period of two years after the date the Master Series became subject thereto and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund, by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Lehman Brothers Asset Management on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Investment Companies Managed
----------------------------

         The investment decisions concerning the Master Series and the other registered investment companies managed by NB Management, or Lehman Brothers Asset Management Inc. (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Master Series. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Master Series to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management or Lehman Brothers Asset Management have varied from one another in the past and are likely to vary in the future.

          There may be occasions when the Master Series and one or more of the Other NB Funds or other accounts managed by NB Management or Lehman Brothers Asset Management are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Master Series, in other cases it is believed that the Master Series' ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Master Trustees that the desirability of the Master Series having their advisory arrangements with NB Management and Lehman Brothers Asset Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Master  Series is subject  to  certain  limitations  imposed on all advisory clients of NB Management and Lehman Brothers Asset Management (including the Master Series, the Other NB Funds and other managed accounts) and personnel of NB Management and Lehman Brothers Asset Management and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management and Lehman Brothers Asset Management that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

          The Fund, Master Series, NB Management and Lehman Brothers Asset Management have personal securities trading policies that restrict the personal securities transactions of employees, officers, Fund Trustees and Master Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with the Master Series or taking personal advantage of investment opportunities that may belong to the Master Series. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Lehman Brothers Asset Management
----------------------------------------------------------------------------

          Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, Inc. are: Joseph Amato, Kevin Handwerker, Jack
L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management who are deemed "control persons," all of whom have offices at the same address as Lehman Brothers Asset Management, are: Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

          Lehman Brothers Holdings Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity and private client services. The firm is headquartered in New York, London and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                            DISTRIBUTION ARRANGEMENTS

         The Fund offer a Class of shares, known as Investor Class.

Distributor
-----------

         NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Investor Class shares are offered on a no-load basis.

         In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Investor Class shares, each a continuous offering, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

         For the Fund's Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Lehman Brothers Asset Management.

         From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

          The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class ("Distribution Agreement"). The Distribution Agreement continues until October 31, 2007. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on their assignment, in the same manner as each Management Agreement.

Revenue Sharing
---------------

         NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

         Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

     In addition, NB Management may pay for: placing the Fund on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

         The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

         Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of the Fund.

         In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

         NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

         The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Investor Class of the Fund and the Master Series is calculated by subtracting total liabilities of that Class from total assets attributable to the Class of the Fund (in the case of a Master Series, the market value of the securities the Master Series holds plus cash and other assets). The Fund's Investor Class NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that Class and rounding the result to the nearest full cent.

         The Fund tries to maintain stable NAVs of $1.00 per share. The Master Series values its securities at their cost at the time of purchase and assumes a constant amortization to maturity of any discount or premium. The Master Series and the Fund each price their shares at 5:00 p.m., Eastern time, on each day the New York Stock Exchange ("NYSE") and Federal Reserve Wire System ("Federal Reserve") are open.

Automatic Investing
-------------------

         Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Financial Intermediaries
------------------------

         The Fund has authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order. Redemption orders will be priced at the next share price to be calculated after the order has been "accepted" as defined in the Fund's prospectus. Purchase orders will be priced at the next share price to be calculated after your order has been received, provided payment is received in a timely fashion.

                        VALUATION OF PORTFOLIO SECURITIES

         The Master Series relies on Rule 2a-7 to use the amortized cost method of valuation to enable the Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Master Series' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Fund, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Fund, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                         ADDITIONAL EXCHANGE INFORMATION

         As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

         In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor class or Trust class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise they will exchange their shares into the corresponding class of the other fund, in the fund family.

         An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

         Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

         Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

         Any of the  funds  in the fund  family  may  terminate  or  modify  its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase of shares for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

         There can be no assurance that Lehman Brothers CALIFORNIA TAX-FREE MONEY Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NATIONAL MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund, Lehman Brothers TAX-FREE MONEY FUND, Neuberger Berman CASH RESERVES or Neuberger Berman GOVERNMENT MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

         Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

     o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

     o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

     The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. Redemption payments may also be delayed in the event of the closing of the Federal Reserve or when trading on the Federal Reserve is restricted. In addition, when the NYSE, bond market or Federal Reserve closes early, payments with respect to redemption requests received subsequent to the close will be made the next business day.

     If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE and the Federal Reserve are open ("Business Day") after termination of the suspension.


     The Fund calculates its share price as of 5:00 p.m., Eastern time, each Business Day. When the Exchange, bond market or Federal Reserve closes early, orders must be received by the earlier of 12:00 noon, Eastern time, or the markets' earlier closing times in order to be processed that day; orders to purchase or sell shares received in good order after 12:00 noon, Eastern time, and before such earlier closing times will be processed the following business day at the share price calculated on the day your order was received.


Redemptions in Kind
-------------------

     The Fund reserves the right, to honor any request for redemption by making payment in whole or in part in securities. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS


     The Fund distributes to its shareholders substantially all of its net investment income by class (after deducting expenses attributable to the class) and any net capital gains (both long-term and short-term) it earns or realizes (including, in each case, its proportionate share of its corresponding Master Series' net investment income and any net capital gains). The Master Series' net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital gains and losses.


     The Master Series and the Fund normally calculate their respective net investment income and share price as of 5:00 p.m., Eastern time, on each Business Day.

     Income dividends are declared daily, at approximately 4:00 p.m., Eastern time, on each Business Day; dividends declared for each month are paid on the last Business Day of the month. Shares of Neuberger Berman GOVERNMENT MONEY Fund whose purchase orders are received by 12:00 noon, Eastern time, and converted to "federal funds" before 6:00 p.m., Eastern time, will accrue a dividend the same day; shares whose purchase orders are received after noon, Eastern time, and converted to "federal funds" by 6:00 p.m., Eastern time, the following day, will first become shareholders and accrue a dividend the day after the order is received. The shares will continue to earn dividends through the Business Day before they are redeemed. Distributions of net realized capital gains, if any, normally are paid once annually, in December.

         The Fund's income dividends are normally based on its estimated daily net income (including its share of the Master Series' estimated daily net income). To the extent the Fund's or Master Series' actual income available to be paid on a given day differs from the estimated amount paid on that day, adjustments are made to future days' income dividends. Thus, an investor in the Fund on a given day will receive that day's estimated dividend adjusted to account for all or a portion of any variance between the estimated income and the actual income from prior days. During periods of unusual market activity, the Fund's income dividends may be based on actual income rather than estimated daily net income.

     The Fund's dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, as designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.


     A shareholder's cash election remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Fund
--------------------


     To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and the excess of net short-term capital gain over net long-term capital loss ("short-term capital gain"), determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (b) not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer.


     By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions as dividends (taxable as ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


     Series  of  the  Trust  and  other  registered  investment  companies  that
previously  invested  in  master-feeder   structures  and  were  managed  by  NB
Management received private letter rulings from the Internal Revenue Service ("Service") that each series thereof, as an investor in its corresponding master series, would be deemed to own a proportionate share of the master series' assets, and to earn a proportionate share of the master series' income, for purposes of determining whether the series satisfies all of the requirements described above to qualify as a RIC. Although the Fund may not rely on these rulings as precedent, NB Management believes the reasoning thereof and, hence, their conclusions apply to the Fund as well.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

     See the next section for a discussion of the tax consequences to the Fund of distributions to it from the Master Series, investments by the Master Series in certain securities, and certain other transactions engaged in by the Master Series.

Taxation of the Master Series
-----------------------------

     Series of other registered investment companies that previously invested in master-fund structures and were managed by NB Management received private letter rulings from the Service to the effect that, among other things, each master series would be treated as a separate partnership for federal tax purposes and would not be a "publicly traded partnership." Although the Master Series may not rely on these rulings as precedent, NB Management believes the reasoning thereof and, hence, their conclusions apply to the Master Series as well. As a result, the Master Series is not subject to federal income tax; instead, each investor in the Master Series, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Master Series' income, gains, losses and deductions, without regard to whether it has received any cash distributions from the Master Series. The Master Series also is not subject to Delaware or New York income or franchise tax.


     Because the Fund is deemed to own a proportionate share of the Master Series' assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Master Series intends to conduct its operations so that the Fund will be able to continue to satisfy all those requirements.

     Distributions to the Fund from the Master Series (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any distributed cash exceeds the Fund's basis in its interest in the Master Series before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Master Series and includes a disproportionate share of any unrealized receivables the Master Series holds and (3) loss may be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Master Series generally equals the amount of cash and the basis of any property the Fund invests in the Master Series, increased by the Fund's share of the Master Series' net income and capital gains, if any, and decreased by (a) the amount of cash and the basis of any property the Master Series distributes to the Fund and
(b) the Fund's share of the Master Series' losses.

          The Master Series may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Master Series must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because the Fund annually must distribute to its shareholders substantially all of its proportionate share of the Master Series' investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than its proportionate share of the total amount of cash the Master Series actually receives. If that occurred, then because the Fund would have to redeem part of its interest in the Master Series to produce cash to make those distributions, the redemption payments would have to be made from the Master Series' cash assets or, if necessary, from the proceeds of sales of its securities. The Master Series may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income.

Taxation of the Fund's Shareholders
-----------------------------------


     The dividends and other distributions the Fund pays to a non-resident alien individual or foreign corporation (I.E., a non-U.S. person), other than dividends paid to such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on, generally are subject to a 30% (or lower treaty rate) federal withholding tax. Fund distributions that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (2) attributable to the Fund's (including its proportionate share of the Master Series') "qualified net interest income" and/or short-term gain, (3) properly designated by the Fund and (4) with respect to a taxable year before January 1, 2008, are exempt from that tax.


     As described in "Maintaining Your Account" in the Prospectus, the Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing or money purchase pension plan, Code section 401(k) plan and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.



                             PORTFOLIO TRANSACTIONS


     Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Master Series typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

     In effecting securities transactions, the Master Series generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Master Series plans to continue to use Neuberger Berman and/or Lehman Brothers, Inc. ("Lehman Brothers") as its broker where, in the judgment of Lehman Brothers Asset Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Master Series receives give-ups or reciprocal business in connection with its securities transactions.

     During the fiscal period ended March 31, 2007, GOVERNMENT Master Series acquired securities of the following of its "regular brokers or dealers": Banc of America Securities, Inc., Morgan Stanley, State Street Bank Corp. At March 31, 2007, the Master Series held none of the securities of its "regular brokers or dealers."

     The Master Series may, from time to time, loan portfolio securities to Neuberger Berman and Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Master Series to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Master Series will be made on terms at least as favorable to the Master Series as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Master Series as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Master Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Master Series. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     The use of Neuberger Berman and Lehman Brothers as brokers for the Master Series is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

          Under the 1940 Act, commissions paid by the Master Series to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Master Series' policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Master Trustees not to be comparable to the Master Series and (2) at least as favorable as those charged by other brokers having comparable execution capability in Lehman Brothers Asset Management's judgment. The Master Series does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Master Series unless an appropriate exemption is available.

          A committee of Independent Master Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Master Series and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers effect brokerage transactions for the Master Series must be reviewed and approved no less often than annually by a majority of the Independent Master Trustees.

         To ensure that accounts of all investment clients, including the Master Series, are treated fairly in the event that Neuberger Berman or Lehman Brothers receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman and Lehman Brothers may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

         Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Master Series. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation,

Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Master Series cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Master Series participates in.


Expense Offset Arrangement
--------------------------


     The Fund also has an expense offset arrangement in connection with its custodian contract. For the fiscal year ended October 31, 2006 and the fiscal period ended March 31, 2007, the impact of this arrangement was a reduction of expenses of $6,106 and $2,264, respectively.

Proxy Voting
------------

     The Board has delegated to NB Management the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Master Series, the Fund and the Fund's shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

     NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of the advisory clients for whom NB Management has voting authority, including the Master Series. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.


     NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

     NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting for their respective investment advisory clients. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

     In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy
------------------------------------

     The Master Series prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Master Series, rating and ranking organizations, and affiliated persons of the Master Series or NB Management (the "Potential Recipients") unless such disclosure is consistent with the Master Series' legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Master Series have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Master Series with a specific business reason to know the portfolio holdings of the Master Series (E.G., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (E.G., for disclosure to a newly hired investment adviser or sub-adviser to the Master Series prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures
----------------------------------------

         Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Master Series by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Master Series or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Master Series or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

         The Fund, NB Management nor any affiliate of either may not receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Master Series' Chief Compliance Officer, the Board of Trustees reviews the Master Series' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.


          Pursuant to Codes of Ethics adopted by the Master Series, NB Management, and Lehman Brothers Asset Management ("Codes of Ethics"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Master Series except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Master Series shareholders. The Codes of Ethics also prohibit any person associated with the Master Series, NB Management and Lehman Brothers Asset Management in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Master Series from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.


Portfolio Holdings Approved Recipients
--------------------------------------

     The Master Series currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). The Master Series has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Master Series employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Master Series' activities and supplies the Master Series with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Master Series which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Master Series, except with such Master Series' written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     SECURITIES  LENDING AGENT.  The Master Series has entered into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Master Series' portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Master Series' operations that is designated by the Master Series as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Master Series pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Master Series also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE MASTER SERIES. The Master Series may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Master Series who require access to this information to fulfill their duties to the Master Series.

         In  addition,   the  Master  Series  may  disclose  portfolio  holdings
information to third parties that calculate information derived from holdings for use by NB Management and/or Lehman Brothers Asset Management. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

         In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

     Rating, Ranking and Research Agencies.
     --------------------------------------

         The Master Series sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Master Series. The Master Series provides its complete portfolio holdings to:
Vestek each day; Fitch Inc. each week; and Lipper, a Reuters company on the second business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Master Series' top 10 holdings. No compensation is received by the Master Series, NB Management, Lehman Brothers Asset Management or any other person in connection with the disclosure of this information. The Master Series either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Master Series' portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Master Series.

                             REPORTS TO SHAREHOLDERS

     Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund
--------

     The Fund is an ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eleven separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.


     Prior to June 1, 2007, the name of the Trust was "Neuberger Berman Income Funds."


     The predecessor of the Fund was converted into separate series of the Trust on July 2, 1993; this conversion was approved by the shareholders of the Fund in April 1993.

     DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Master Series
-------------

     The Master Series is a separate operating series of the Master Trust, a Delaware statutory trust organized as of October 1, 2004. The Master Trust is registered under the 1940 Act as a diversified, open-end management investment company and has nine separate portfolios (including the Master Series). The assets of each portfolio belong only to that portfolio, and the liabilities of each portfolio are borne solely by that portfolio and no other.

     NEUBERGER BERMAN GOVERNMENT MONEY FUND'S INVESTMENTS IN THE MASTER SERIES. The Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in the Master Series, which is a "master fund." The Master Series, which has the same investment objective, policies, and limitations as the Fund that invests in it, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.

     The  Fund's   investment  in  the  Master  Series  is  in  the  form  of  a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Master Series.

     The Master Series may also permit other investment companies and/or other institutional investors to invest in the Master Series. All investors will invest in the Master Series on the same terms and conditions as the Fund and will pay a proportionate share of the Master Series' expenses. Other investors in the Master Series are not required to sell their shares at the same public offering price as the Fund, could have a different administration fee and expenses than the Fund, and might charge a sales commission. Therefore, shareholders of a Class of the Fund may have different returns than shareholders in another investment company that invests exclusively in the Master Series. Information regarding any fund that invests in the Master Series is available from NB Management by calling 888-556-9030.

     The Fund Trustees believe that investment in the Master Series by other potential investors in addition to the Fund may enable the Master Series to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefiting all shareholders. However, the Fund's investment in the Master Series may be affected by the actions of other large investors in the Master Series, if any. For example, if a large investor in the Master Series (other than the Fund) redeemed its interest in the Master Series, the Master Series' remaining investors (including the Fund) might, as a result, experience higher PRO RATA operating expenses, thereby producing lower returns.

     The Fund may withdraw its entire investment from the Master Series at any time, if the Fund Trustees determine that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Master Series with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Master Series in a manner not acceptable to the Fund Trustees. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Master Series to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of its investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Master Series, the Fund Trustees would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

     INVESTOR MEETINGS AND VOTING. The Master Series normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Master Series will be entitled to vote in proportion to its relative beneficial interest in the Master Series. On most issues subjected to a vote of the Master Series investors, the Fund will solicit proxies from its shareholders and will vote its interest in the Master Series in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Master Series, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Master Series investors; indeed, if other investors hold a majority interest in the Master Series, they could have voting control of the Master Series.

     CERTAIN PROVISIONS. Under Delaware law, investors in the Master Series will not be personally liable for the obligations of the Master Series; those investors are entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Master Trust or the Master Series contain a statement that such obligation may be enforced only against the assets of the Master Trust or Master Series and provides for indemnification out of Master
Trust or Master Series property of any investor nevertheless held personally liable for Master Trust or Master Series obligations, respectively, merely on the basis of being an investor.

                          CUSTODIAN AND TRANSFER AGENT


     The Fund and Master Series have each selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Each of the Fund and the Master Series has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

                                  LEGAL COUNSEL

     The Trusts have selected Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of June 30, 2007, the following are all of the beneficial and record owners of more than five percent of the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of its policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND                     NAME & ADDRESS                       PERCENT OWNED
----                     --------------                       -------------
Neuberger Berman         Lehman Brothers Inc.                   70.79%
GOVERNMENT MONEY Fund    For the Exclusive Benefit of
INVESTOR CLASS           Customers
                         70 Hudson St. 7th Floor
                         Attn: Mutual Funds
                         Operations
                         Jersey City, NJ 07302-6599


                             REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

     Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


     The following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report to shareholders for the fiscal period ended March 31, 2007:

          The audited financial statements of Neuberger Berman GOVERNMENT MONEY Fund and notes thereto, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Fund.

     Additionally, the following financial statements and related documents of GOVERNMENT Master Series are incorporated herein by reference from the Lehman Brothers Institutional Liquidity Funds Annual Report to shareholders for the fiscal period ended March 31, 2007:

          The audited financial statements of GOVERNMENT Master Series and notes thereto, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Master Series.

                                                                      Appendix A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

     S&P CORPORATE BOND RATINGS:
     ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     MOODY'S CORPORATE BOND RATINGS:
     -------------------------------

     Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


     S&P COMMERCIAL PAPER RATINGS:
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     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

     MOODY'S COMMERCIAL PAPER RATINGS:
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     Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.